SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2011

Commission File Number 001-35045

Onyx Service & Solutions, Inc.

(Exact name of small business issuer as specified in its charter)

Delaware	80-0513468
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7337 Oswego Road
Liverpool, New York	13090
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (315) 451-4822

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01:

OTHER INFORMATION

On October 10, 2011, the Company issued a press release related to a Letter of Intent for a solar power project between the Company and West Bay Lodge Resort on the island of Roatan, Honduras.  The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01:

FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.
99.1 Press release dated October 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Service & Solutions, Inc.

By:

/s/ Malcolm G Burleson

Malcolm G Burleson

Chairman of the Board

Chief Executive Officer

Date:  October 11, 2011